THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE BORROWER, AS DEFINED BELOW, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE BORROWER, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR OTHER STATE SECURITIES LAW.


               PARADIGM MEDICAL INDUSTRIES, INC.

        12% Convertible, Redeemable Promissory Note


$25,000                                       December 8, 1997

     The transferability of this 12% Convertible, Redeemable
Promissory Note (the "Note") is restricted as provided in Section
3 below.

     FOR VALUE RECEIVED, Paradigm Medical Industries, Inc., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of Mark S. Richardson, and to any subsequent holders hereof (collectively, the "Payee"), the principal sum of Twenty-five Thousand Dollars ($25,000) together with interest on the unpaid principal balance from and including the date hereto and including the date upon which the principal shall have been paid in full, at the rate of twelve percent (12%) per annum. The principal on this Note shall be payable upon the Maturity Date (as defined below). All accrued and unpaid interest shall be due and payable semi-annually on each six-month anniversary of the initial closing (the "Initial Closing Date") of the offering (the "Offering") of the Note or upon conversion or redemption. Interest shall be calculated on the basis of actual elapsed days in a year of 360 days. The Note may be redeemed prior to maturity at 112% of the face value of the Note, together with accrued interest thereon, upon 30 days' written notice to the Payee at any time after (i) the 30-day anniversary of the effective date of the registration statement to register the shares of the Borrower's Common Stock, $.001 par value per share (the "Common Stock"), issuable to the Payee upon conversion of the Note, and (ii) the average closing price of the Common Stock for the 20-day period immediately prior to the date on which notice of redemption is given by the Borrower to the Payee is at least $3.50 per share.

     The principal amount of the Note together with all accrued, unpaid interest shall be due and payable on December 8, 2000 (the "Maturity Date"), unless sooner redeemed in the manner set forth above, or converted to one share of the Common Stock for each $2.00 principal amount of the Note (the "Conversion Price") at any time upon the option of the Payee by written notice to the Borrower prior to repayment of the Note.

     The Borrower shall also undertake to file a registration statement with the Securities and Exchange Commission to register the shares of Common Stock issuable to the Payee upon conversion of the Note within 45 days of the initial closing of the Offering and shall use its best efforts to have such registration statement declared effective as soon as possible and to keep such registration statement current until such time as the shares of the Common Stock issuable upon conversion of the Note are freely tradeable pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), all at the Borrower's cost and expense (except commissions or discounts and attorney's fees and costs of the Payee).

     In addition, the Borrower shall pay to the Payee, upon demand, interest on any overdue principal and, to the extent permitted by law, overdue installments of interest, at a rate of interest equal to 15% per annum. Any amounts of principal and/or interest not paid when due hereunder shall continue to be due and payable by the Borrower, on each day immediately following the date of such failure of payment, until such amounts shall have been paid in full.

     This Note is issued pursuant to that certain Subscription Agreement and Investment Representation submitted November 11, 1997 (the "Subscription Agreement"), by and between the Borrower and Payee. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Subscription Agreement. Neither this reference to the Subscription Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay the principal of and interest on this Note as provided herein.

     All payments of principal and interest hereunder shall be made by the Borrower in lawful money of the United States of America in immediately available funds not later than 5:00 p.m., Mountain Time on the date each such payment is due in accordance with this Note. Whenever any payment on this Note shall be stated to be due on a Saturday, Sunday or a day on which banking institutions in Salt Lake City, Utah are authorized or obligated by law, regulation or executive order to remain closed (a "Legal Holiday"), such payment shall be made on the next succeeding day which is not a Legal Holiday and such extension of time shall not be included in the computation of the payment of interest on this Note.

     In case an Event of Default, as defined below, shall occur and be continuing, the principal of and accrued interest on this Note may be declared due and payable.

     The holder of this Note is not entitled, as such, to receive dividends or other distributions, receive notice of any meeting of the stockholders, consent to any action of the stockholders, or to any other rights as a stockholder of the Borrower.

     1. The Notes: This Note is one of several promissory notes (the "Notes") made and issued by the Borrower in an aggregate principal amount of up to $2,000,000, pursuant to the terms and subject to the conditions of Subscription Agreements by and among the Borrower and certain investors, providing for all of the terms and conditions set forth herein. Reference is made to the Subscription Agreements for agreements of the parties applicable to this Note.

     2. Covenants: The Borrower covenants and agrees that so long as any of the Notes shall be outstanding and unpaid:

          2.1 Payment of Notes. The Borrower will punctually pay or cause to be paid the Principal Amount and interest on this Note. Any sums required to be withheld from any payment of Principal Amount, or interest on this Note by operation of law or pursuant to any order, judgment, execution, treaty, rule or regulation may be withheld by the Borrower and paid over in accordance therewith.

          Nothing in this Note or in any other agreement between the Payee and the Borrower shall require the Borrower to pay, or the Payee to accept, interest in an amount which would subject the Payee to any penalty or forfeiture under applicable law. In the event that the payment of any charges, fees or other sums due under this Note, or provided for in any other agreement between the Borrower and the Payee are or could be held to be in the nature of interest and would subject the Payee to any penalty or forfeiture under applicable law, then ipso facto the obligations of the Borrower to make such payment to the Payee shall be reduced to the highest rate authorized under applicable law and, in the event that the Payee shall have ever received, collected, accepted or applied as interest any amount in excess of the maximum rate of interest permitted to be charged by applicable law, such amount which would be excess interest under applicable law shall be applied first to the reduction of principal then outstanding, and, second, if such principal amount is paid in full, any remaining excess shall forthwith be returned to the Borrower.

          2.2 Maintenance of Corporate Existence; Merger and Consolidation. The Borrower will at all times cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and all of its rights and franchises and shall not be consolidated with or merged into any other corporation or transfer all or substantially all of its assets to any person unless (i) the survivor of such merger or consolidation is the Borrower or (ii) the corporation formed by such corporation or into which the Borrower is merged or to which the assets of the Borrower are transferred is a corporation which expressly assumes all of the obligations of the Borrower under the Notes, and (iii) after giving effect to such transaction, no Event of Default (as hereinafter defined) and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing.

          2.3 Maintenance of Properties. The Borrower will reasonably maintain in good repair, working order and condition its properties and other assets, and from time to time make all reasonably necessary or desirable repairs, renewals and replacements thereto.

          2.4 Payment of Taxes. The Borrower will pay or cause to be paid, set aside for payment or discharge, before the same shall become delinquent, all taxes, assessments and governmental charges levied or imposed upon the Borrower or upon its income, profits or property; provided, however, that the Borrower shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

          2.5 Compliance with Statutes. The Borrower will comply in all material respects with all applicable statutes and regulations of the United States of America and of any state or municipality, and of any agency thereof, in respect of the conduct of business and the ownership of property by the Borrower; provided, however, that nothing contained in this
Section 2.5 shall require the Borrower to comply with any such statute or regulation so long as its legality or applicability shall be contested in good faith or where noncompliance will not have a material adverse effect on the Borrower; and provided further that an unintentional violation of this covenant done in good faith or inadvertently shall not be deemed an Event of Default under Section 4 hereof.

          2.6 Limitation on Dividend Payments. The Borrower will not, and will not permit any subsidiaries, if any, to declare or make any dividend payment at any time so long as Notes are outstanding.

          2.7  Prohibition on Changes to Executive
Compensation. The Borrower will not increase any executive officer's compensation from the existing compensation level at the time of the Initial Closing of the Notes so long as the Notes are outstanding.

     3. Restrictions Upon Transferability. This Note has not been registered under the Securities Act, and may not be offered, sold, pledged, hypothecated, assigned or transferred except (i) pursuant to a registration statement under the Securities Act which has become effective and is current with respect to this Note, or (ii) pursuant to a specific exemption from registration under the Securities Act but only upon a Payee hereof first having obtained the written opinion of counsel to the Borrower, or other counsel reasonably acceptable to the Borrower, that the proposed disposition is consistent with all applicable provisions of the Securities Act as well as any applicable "blue sky" or other state securities law.

     4.   Events of Default and Remedies.  An "Event of
Default" shall occur if:

          4.1 Payment of Notes. The Borrower defaults in the payment of Principal Amount or interest of this Note, when and as the same shall become due and payable whether at maturity thereof, or by acceleration or otherwise, which default shall continue uncured for a period of thirty (30) days from the date thereof, or

          4.2 Bankruptcy, Insolvency, etc. The Borrower shall file or consent by answer or otherwise to the entry of an order for relief or approving a petition for relief, reorganization or arrangement or any other petition in bankruptcy for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or shall make an assignment for the benefit of its creditors, or shall consent to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or of any substantial part of its property, or shall be adjudicated a bankrupt or insolvent, or the Board of Directors or shareholders of the Borrower shall authorize any of the foregoing, or if a court or Governmental authority of competent jurisdiction shall enter an order appointing a custodian, receiver, trustee or other officer with similar powers with respect to the Borrower or any substantial part of its property, or an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law, or an order for the dissolution, winding up or liquidation of the Borrower, or if any such petition shall be filed against the Borrower and such petition shall not be dismissed within sixty (60) days.

          4.3 Remedies. In case an Event of Default shall occur and be continuing (after giving affect to applicable "cure" provisions provided for herein), the Payee of the Note may declare by notice in writing to the Borrower all unpaid Principal Amount and accrued interest on the Note to be due and payable immediately.

     5.   Conversion Rights.

          (a) If this Note is converted pursuant to the terms and conditions as set forth above, the holder of this Note shall surrender the instrument representing the Note being converted to the Borrower at its principal office. As promptly as practicable after the conversion date, the Borrower shall issue and shall deliver to the holder of the Note being converted, a certificate or certificates as it may request for the number of full shares of Common Stock issuable upon the conversion of this Note in accordance with the provisions of this paragraph (a) and in cash as provided in paragraph (b), in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date of the conversion (the "Conversion Date"), and at such time the rights of the holder of the Note shall cease and the person or entity in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder of record of shares of Common Stock represented thereby.

          (b) No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of this Note. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of this Note, the Borrower shall pay to the holder of this Note which is converted a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a manner determined by the Board of Directors) at the close of business on the Conversion Date.

     6.   Anti-Dilution Adjustments.

          (a) The Conversion Price of the Note shall be subject to adjustment from time to time as follows:

               (i)  If the Borrower shall issue, after the
Initial Closing Date, any Additional Stock (as hereinafter defined) without consideration or for a consideration per share less than the Conversion Price for the Note in effect immediately prior to the issuance of such Additional Stock, the Conversion Price in effect immediately prior to each such issuance shall forthwith be reduced to an amount equal to such lower purchase price for such Additional Stock (or in the case of options and similar securities, the consideration received for the option and to be received upon exercise of such option), or, if for no consideration, $.01.

               (ii) "Additional Stock" as used herein shall mean any shares of Common Stock issued (or deemed to have been issued) or rights, warrants, options or other exchangeable securities convertible into Common Stock (including shares of Common Stock held in the Borrower's Treasury) by the Borrower after the date hereof other than:

                    (A)  Common Stock issued or issuable
upon conversion of the Note;

                    (B)  Common Stock issuable or issued to
employees, advisors, consultants or outside directors of the Borrower directly or pursuant to the Borrower's stock option plans and restricted stock plans approved by the Borrower's Board of Directors and existing as of the date hereof, but only to the extent of the number of shares of Common Stock authorized to be issued under such plans as of the date hereof; and

                    (C)  Common Stock issued to employees,
advisors, consultants or outside directors of the Borrower not exceeding 25,000 shares in the aggregate for a consideration per share greater than or equal to $2.00.

               (iii)Except to the limited extent provided for in Section 6(a) (viii) hereof, no adjustment of such Conversion
Price pursuant to this Section 6 shall have the effect of increasing the Conversion Price for the Note above the Conversion
Price for the Note in effect immediately prior to such adjustment.

               (iv) No adjustment in the Conversion Price for the Note shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such conversion Price; provided, however, that any adjustments which by reason of this Section 6(a) (iv) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 6 shall be made to the nearest one cent ($0.01). In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Borrower for any underwriting or otherwise in connection with the issuance and sale thereof.

               (v)  In the case of the issuance of Common
Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Borrower's Board of Directors.

               (vi) In the case of the issuance (whether before, on or after the Initial Closing Date) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this Section 6:

                    (A)  The aggregate maximum number of
shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Section 6(a) (v) and this Section 6 (a) (vi) hereof), if any, received by the Borrower upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

                    (B)  The aggregate maximum number of
shares of Common Stock deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Borrower for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Borrower (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Section 6 (a) (v) and this
Section 6 (a) (vi) hereof)

                    (C)  In the event of any change in the
number of shares of Common Stock deliverable or in the consideration payable to the Borrower upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities (excluding a change resulting solely from the antidilution provisions thereof if such change results from an event which gives rise to an antidilution adjustment under this Section 6, the Conversion Price of the Note, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                    (D)  Upon the expiration of any such
options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Note, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

                    (E)  The number of shares of Common
Stock deemed issued and the consideration deemed paid therefor pursuant to Section 6 (a) (vi) (A) and Section 6 (a) (vi) (B) hereof shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either Section 6 (a) (vi) (C) or Section 6 (a) (vi) (D) hereof.

               (vii)In the event the Borrower should at any time or from time to time after the Initial Closing Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or Common Stock equivalents without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Note shall be appropriately decreased so that the number of shares of Common Stock issuable upon conversion of the Note shall be increased in proportion to such increase in the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

               (viii)    If the number of shares of Common
Stock outstanding at any time after the Initial Closing Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Note shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each Note shall be decreased in proportion to such decrease in outstanding shares.

          (b) If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 6) , provision shall be made so that the Payee shall thereafter be entitled to receive upon conversion of the Note the number of shares of stock or other securities or property of the Borrower or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 6 with respect to the rights of the Payee after the recapitalization to the end that the provisions of this Section 6 (including adjustment of the Conversion Price for the Note then in effect and the number of shares issuable upon conversion of the Note) shall be applicable after that event as nearly equivalent as may be practicable.

          (c) The Borrower will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Borrower, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Payee against impairment.

          (d)  If any capital reorganization or
reclassification of the capital stock of the Borrower, or consolidation or merger of the Borrower with and into another corporation, or the sale of all or substantially all of its assets to another corporation, shall be effected while the Note is outstanding in such a manner that the holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Payee shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon conversion of the Note, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore so receivable had such reorganization or reclassification, consolidation, merger or sale not taken place, and in such case appropriate provision shall be made with respect to the rights and interests of the Payee to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price of the Note and of the number of shares of Common Stock issuable upon conversion thereof) shall thereafter be applicable, as nearly as may be possible, in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of the Note. The Borrower shall not effect any such consolidation, merger, or sale unless prior to or simultaneously with the consummation thereof the survivor or successor corporation (if other than the Borrower) resulting from such consolidation or merger with the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the Payee, the obligation to deliver to the Payee such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Payee may be entitled to receive, and containing the expressed assumption of such successor corporation of the due and punctual performance and observance of every provision of the Note and of all liabilities and obligations of the Borrower hereunder with respect to the Note.

          (e) (1) No fractional shares shall be issued upon the conversion of the Note and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. In lieu of any fractional shares to which the holder would otherwise be entitled, the Borrower shall make a cash payment equal to the fair market value of the Common Stock as of two business days prior to payment (the "Payment Date") multiplied by such fraction. Fair market value shall be defined as the closing bid price of the Common Stock on the Nasdaq SmallCap Market as of the Payment Date or, if the Common Stock is not trading on the Nasdaq SmallCap Market, then on the OTC Electronic Bulletin Board or in the over-the-counter market.

               (2) Upon the occurrence of each adjustment or readjustment of the Conversion Price of the Note pursuant to this
Section 6, the Borrower, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Payee a statement, signed by its independent certified public accountants, setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Borrower shall, upon the written request at any time of the Payee, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment,
(B) the Conversion Price for the Note at the time in effect, and
(C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Note.

          (f) In the event of any taking by the Borrower of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Borrower shall mail to the Payee, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

          (g) The Borrower shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Note, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Note; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Note, in addition to such other remedies as shall be available to the Payee, the Borrower will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to these provisions. The Borrower shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of capital stock of the Borrower upon conversion of the Note; provided, however, that the Borrower shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the Payee in respect of which such shares are being issued. All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Borrower, be validly issued, fully paid and nonassessable and free from all taxes, liens or charges with respect thereto.

          (h)  Any notice required by the provisions of this
Section 6 to be given to the Payee shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the stock books of the Borrower.

     7. Notice. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed or sent by certified, registered, or express mail, postage prepaid, and shall be deemed given when so delivered personally, telegraphed or, if mailed, five (5) days after the date of deposit in the United States mails, as follows:

     (i)  if to the Borrower, to:

          Paradigm Medical Industries, Inc.
          1772 West 2300 South
          Salt Lake City, Utah 84119
          Attn: John W. Hemmer

          with a copy to:

          Mackey Price & Williams
          170 South Main Street, Suite 900
          Salt Lake City, Utah 84101-1655
          Attn: Randall A. Mackey, Esq.

     (ii) If to the Payee, to the address of such Payee as shown on the books of the Borrower.

     8. Waiver. The Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, default, or enforcement of this Note, assent to any and all extensions or postponements of the time of payment or any other indulgence, to any substitution, exchange, or release of collateral, and/or to the addition or release of any other part or person primarily or secondarily liable, and generally waive all suretyship defenses and defenses in the nature thereof.

     9. Costs. The Borrower will pay all costs and expenses of collection, including reasonable attorneys' fees, incurred or paid by the holder in enforcing this Note or the obligations evidenced thereby, to the extent permitted by law.

     10. Governing Law. This Note shall take effect as a sealed instrument and shall be governed by and construed in accordance with the laws of the State of New York.

     11. Successors and Assigns. All the covenants, stipulations, promises and agreement in this Note contained by or on behalf of the Borrower shall bind its successors and assigns, whether or not so expressed.

     Executed as of the date first above written.

                    PARADIGM MEDICAL INDUSTRIES, INC.



                    Michael W. Stelzer, President
                    and Chief Executive Officer
ATTEST:

Randall A. Mackey, Corporate Secretary

     (CORPORATE SEAL)

                       CONVERSION FORM

               (To be Executed by the Registered Payee

                   in order to convert the Note)


     The undersigned hereby irrevocably elects to exercise the right to purchase ______ shares upon conversion of this Note in accordance with the conditions hereof and herewith makes payment of the purchase price of such shares in full.

                         ______________________________
                                   Signature




                         ___________________________________
                                   Address

                         ___________________________________
                              Social Security Number or
                         Taxpayer's Identification Number




DATED: ______________________